ADAMS
DIVERSIFIED EQUITY
FUND

THIRD QUARTER REPORT
SEPTEMBER 30, 2022
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Letter to Shareholders

Dear Fellow Shareholders,
Persistent inflation, rising interest rates and quantitative tightening from the U.S. Federal Reserve (Fed), the U.S. dollar’s surge, and cloudy economic data stoked fears of a recession and high levels of volatility during the third quarter. Investors wrestled with a lot of questions with few answers readily evident. Are we in a recession? On the verge of one? How deep and how long will it be? How far will the Fed go in terms of tightening? Has inflation peaked, or will it soon? How high will the dollar go and how will that impact the global economy? Meanwhile, geopolitical questions lurked in the background. What’s the end game in Ukraine, where there appears to be no end in sight and Russia has threatened the use of nuclear weapons? How much and for how long will China’s economy slow, given the government’s COVID-zero policy? What’s the future of Taiwan?
“Our Fund held up reasonably well in a difficult environment, outperforming the Index.”

No one knows the answers. We do know that rising interest rates hurt as does inflation, and even if inflation has peaked, the winter heating season is going to be difficult in the U.S., and potentially devastating to Europe. It’s all real, and we recognize that. There is a lot of uncertainty out there, and plenty of storm clouds overhead. Given that backdrop, the S&P 500 Index declined 4.9% during the quarter, despite a July-to-mid-August rally fueled by visions of a dovish pivot by the Fed, which now seems quite naïve. The Index closed September with a -23.9% year-to-date return. Our Fund held up reasonably well in a difficult environment, outperforming the Index with a -4.4% return for the quarter and a -23.2% year-to-date return.
During the third quarter, Financials, Energy and Consumer Discretionary were the largest contributors to relative performance. The Industrials sector was a notable relative detractor, followed by Communication Services and Utilities.
Financials stocks in the S&P 500 declined but performed better than the Index. Our holdings outperformed the sector by 3.2%. Our overweight in wealth management firm Charles Schwab, the best performing stock in the sector during the third quarter, was a key relative contributor. Schwab reported record quarterly profits in July, as trading volumes remained high and new brokerage account growth continued to be strong. The company has also benefited from higher short-term interest rates. Stock selection in banking stocks also bolstered relative returns, led by an overweight in Wells Fargo.
Energy was one of only two sectors in the Index to advance for the quarter, rising 2.4%. Our stock selection within the sector provided relative strength. Overweight positions in oil and gas refiner Marathon Petroleum and diversified exploration

Letter to Shareholders (continued)

and production company ConocoPhillips were the largest individual contributors. Marathon’s second-quarter earnings were strong, backed by strong cash flow generation, and the company continues to reward shareholders with a rising dividend and a large, ongoing share-buyback program. ConocoPhillips continues to focus on generating free cash flow while holding production growth steady. We believe that Conoco has the long-lived asset base and management acumen to continue to successfully execute its strategy.
Consumer Discretionary was the best performing sector in the Index, rising 4.4% in the quarter. Our holdings bettered the Index’s return, with a 5.9% advance, supported by strong performance from our holdings in the retailing industry group. O’Reilly Automotive rose 11.2% and made the largest impact on relative performance. O’Reilly continues to post consistent sales growth and aggressive share buybacks, supported by an aging passenger vehicle fleet. In August, we initiated a new position in home improvement and agricultural retailer Tractor Supply Company. We believe that Tractor Supply has one of the most likeable growth profiles in the group and capitalized on some interim weakness to initiate a position.
Our Industrials holdings declined 7.0% during the quarter, trailing the benchmark’s return by 2.3%. The portfolio was impacted by an overweight position in FedEx Corporation. We bought FedEx earlier this year based on our belief that a new management team could improve the profitability of the company and narrow the stock’s valuation discount. The company provided disappointing forward guidance in September, suggesting that the hoped-for operational improvements remain aspirational. An overweight to Raytheon Technologies also weighed on relative results.
The Communication Services sector was also a slight relative detractor. This weakness was largely caused by our overweight positions in Alphabet and Meta Platforms, which posted double-digit declines. Lack of exposure to media companies Netflix and Walt Disney Co. also weighed on relative performance.
For the nine months ended September 30, 2022, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was -23.2%. This compares to a -23.9% total return for the S&P 500 and a -24.0% total return for the Morningstar U.S. Large Blend category over the same time period. The total return on the market price of the Fund’s shares for the period was -24.3%.
For the twelve months ended September 30, 2022, the Fund’s total return on NAV was -13.2%. Comparable figures for the S&P 500 and the Morningstar U.S. Large Blend category were -15.5% and -16.0%, respectively. The Fund’s total return on market price for the period was -14.8%.
During the first nine months of this year, the Fund paid distributions to shareholders in the amount of $17.7 million, or $.15 per share, consisting of  $.01

Letter to Shareholders (continued)

short-term capital gain and $.02 long-term capital gain, realized in 2021, and $.12 of net investment income realized in 2022, all taxable in 2022. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.
As we look ahead, we do believe we’re closer to the end of the market turmoil than we are to the beginning. We do not make predictions about the direction of the market or macroeconomic trends. We do, however, recognize that investors may be feeling uneasy about the markets, because times like these are stressful. We feel that stress, too. We firmly believe that over time, stock prices follow earnings. There can be a lot of detours along the way, including the kind of uncertainties and drawdowns we’re seeing today. Remember, we have been through this before, whether it’s high interest rates, periods of surging inflation, or uncertain geopolitical events. In this environment, we’re thankful for our disciplined investment process, which has served us very well for decades, across a variety of markets. It allows us to focus on the opportunities that exist within the market while the uncertainty runs its course. We also thank you for placing your trust in us during this challenging period, and the opportunity to help you achieve your financial goals.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer & President
October 20, 2022

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2022	2021
At September 30:
Net asset value per share	$17.13	$22.86
Market price per share	$14.57	$19.80
Shares outstanding	117,873,650	111,027,198
Total net assets	$2,018,853,995	$2,538,318,809
Average net assets	$2,344,762,738	$2,437,869,174
Unrealized appreciation on investments	$542,170,305	$983,971,859

For the nine months ended September 30:
Net investment income	$15,848,908	$13,163,004
Net realized gain (loss)	$80,814,648	$287,959,279
Total return (based on market price)	-24.3%	15.4%
Total return (based on net asset value)	-23.2%	14.9%

Key ratios:
Expenses to average net assets*	0.54%	0.59%
Net investment income to average net assets*	0.91%	0.72%
Portfolio turnover*	69.5%	74.1%
Net cash & short-term investments to net assets	0.7%	0.3%

*
Annualized

Ten Largest Equity Portfolio Holdings

September 30, 2022
(unaudited)
	Market Value	Percent of Net Assets
Microsoft Corporation	$143,955,490	7.1%
Apple Inc.	135,947,340	6.7
Alphabet Inc. Class A	79,800,795	4.0
Amazon.com, Inc.	62,138,700	3.1
UnitedHealth Group Incorporated	50,150,472	2.5
Adams Natural Resources Fund, Inc.*	42,554,622	2.1
Thermo Fisher Scientific Inc.	38,850,754	1.9
Tesla, Inc.	37,930,750	1.9
CVS Health Corporation	36,717,450	1.8
Mastercard Incorporated Class A	34,945,386	1.7
	$662,991,759	32.8%

*
Non-controlled affiliated closed-end fund

Schedule of Investments

September 30, 2022
(unaudited)
	Shares	Value (a)
Common Stocks — 99.3%
Communication Services — 8.1%
Alphabet Inc. Class A (b)	834,300	$79,800,795
AT&T Inc.	805,700	12,359,438
Electronic Arts Inc.	129,800	15,019,158
Fox Corporation Class A	452,300	13,876,564
Meta Platforms, Inc. Class A (b)	202,300	27,448,064
T-Mobile US, Inc. (b)	78,600	10,545,762
Verizon Communications Inc.	108,400	4,115,948
		163,165,729
Consumer Discretionary — 11.9%
Amazon.com, Inc. (b)	549,900	62,138,700
Booking Holdings Inc. (b)	10,000	16,432,100
Capri Holdings Limited (b)	298,900	11,489,716
Home Depot, Inc.	58,000	16,004,520
Las Vegas Sands Corp. (b)	195,000	7,316,400
Marriott International, Inc. Class A	94,800	13,285,272
O’Reilly Automotive, Inc. (b)	27,100	19,060,785
Tesla, Inc. (b)	143,000	37,930,750
Tractor Supply Company	119,000	22,119,720
Ulta Beauty, Inc. (b)	51,600	20,701,404
YUM! Brands, Inc.	121,200	12,888,408
		239,367,775
Consumer Staples — 6.5%
Archer-Daniels-Midland Company	133,900	10,772,255
Coca-Cola Company	165,700	9,282,514
Constellation Brands, Inc. Class A	74,200	17,042,256
Costco Wholesale Corporation	43,700	20,638,199
Molson Coors Beverage Company Class B	308,700	14,814,513
PepsiCo, Inc.	78,800	12,864,888
Philip Morris International Inc.	173,800	14,427,138
Procter & Gamble Company	115,650	14,600,812
Sysco Corporation	233,900	16,539,069
		130,981,644

Schedule of Investments (continued)

September 30, 2022
(unaudited)
	Shares	Value (a)
Energy — 5.0%
Adams Natural Resources Fund, Inc. (c)(g)	2,186,774	$42,554,622
ConocoPhillips	215,000	22,003,100
Marathon Petroleum Corporation	196,100	19,478,613
Pioneer Natural Resources Company	77,300	16,737,769
		100,774,104
Financials — 10.9%
American International Group, Inc.	530,400	25,183,392
Bank of America Corp.	1,148,400	34,681,680
Berkshire Hathaway Inc. Class B (b)	96,600	25,794,132
Charles Schwab Corp.	366,200	26,318,794
JPMorgan Chase & Co.	124,700	13,031,150
MetLife, Inc.	422,600	25,685,628
Morgan Stanley	323,300	25,543,933
Wells Fargo & Company	814,700	32,767,234
Willis Towers Watson plc	58,500	11,754,990
		220,760,933
Health Care — 15.3%
AbbVie, Inc.	83,800	11,246,798
AmerisourceBergen Corporation	156,900	21,233,277
Centene Corporation (b)	294,500	22,915,045
CVS Health Corporation	385,000	36,717,450
Eli Lilly and Company	53,200	17,202,220
Health Care Select Sector SPDR Fund	275,400	33,353,694
Incyte Corporation (b)	304,300	20,278,552
Johnson & Johnson	121,800	19,897,248
Pfizer Inc.	373,700	16,353,112
Regeneron Pharmaceuticals, Inc. (b)	30,600	21,079,422
Thermo Fisher Scientific Inc.	76,600	38,850,754
UnitedHealth Group Incorporated	99,300	50,150,472
		309,278,044

Schedule of Investments (continued)

September 30, 2022
(unaudited)
	Shares	Value (a)
Industrials — 7.8%
Boeing Company (b)	37,400	$4,528,392
FedEx Corporation	52,400	7,779,828
General Dynamics Corporation	109,800	23,296,266
Industrial Select Sector SPDR Fund	72,900	6,039,036
Parker-Hannifin Corporation	82,400	19,966,344
Quanta Services, Inc.	153,300	19,528,887
Raytheon Technologies Corporation	192,300	15,741,678
TransDigm Group Incorporated	35,800	18,788,556
Union Pacific Corporation	118,900	23,164,098
Waste Connections, Inc.	134,300	18,147,959
		156,981,044
Information Technology — 26.0%
Advanced Micro Devices, Inc. (b)	106,300	6,735,168
Apple Inc.	983,700	135,947,340
Arista Networks, Inc. (b)	149,200	16,843,188
Automatic Data Processing, Inc.	108,100	24,451,139
Cisco Systems, Inc.	271,900	10,876,000
Fidelity National Information Services, Inc.	200,300	15,136,671
Intuit Inc.	47,600	18,436,432
Lam Research Corporation	48,900	17,897,400
Mastercard Incorporated Class A	122,900	34,945,386
Microsoft Corporation	618,100	143,955,490
NVIDIA Corporation	166,400	20,199,296
Oracle Corporation	122,200	7,462,754
Palo Alto Networks, Inc. (b)	93,000	15,232,470
QUALCOMM Incorporated	183,100	20,686,638
Technology Select Sector SPDR Fund	41,400	4,917,492
Visa Inc. Class A	177,300	31,497,345
		525,220,209
Materials — 2.3%
Air Products and Chemicals, Inc.	15,100	3,514,223
FMC Corporation	60,000	6,342,000
Linde plc	50,000	13,479,500
LyondellBasell Industries N.V.	41,900	3,154,232
Sherwin-Williams Company	46,000	9,418,500
Steel Dynamics, Inc.	146,200	10,372,890
		46,281,345

Schedule of Investments (continued)

September 30, 2022
(unaudited)
	Shares	Value (a)
Real Estate — 2.6%
Invitation Homes, Inc.	302,200	$10,205,294
Prologis, Inc.	174,800	17,759,680
Realty Income Corporation	190,900	11,110,380
SBA Communications Corp. Class A	45,200	12,866,180
		51,941,534
Utilities — 2.9%
American Electric Power Company, Inc.	184,100	15,915,445
CenterPoint Energy, Inc.	490,300	13,816,654
CMS Energy Corporation	242,800	14,140,672
WEC Energy Group, Inc.	170,500	15,247,815
		59,120,586
Total Common Stocks
(Cost $1,462,237,272)		2,003,872,947
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(g)
(Cost $150,000)		466,000
Short-Term Investments — 0.8%
Money Market Funds — 0.8%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 3.03% (e)	15,713,616	15,713,616
Northern Institutional Treasury Portfolio, 2.43% (e)	1,072,179	1,072,179
Total Short-Term Investments
(Cost $16,783,023)		16,785,795
Total — 100.1%
(Cost $1,479,170,295)		2,021,124,742
Other Assets Less Liabilities — (0.1)%		(2,270,747)
Net Assets — 100.0%		$2,018,853,995

Schedule of Investments (continued)

September 30, 2022
(unaudited)
Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Altria Group Inc. (255,400 shares)	9/27/2023	$11,628,821	$—	$(1,114,617)
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 1.33%.	Short	Consumer Staples Select Sector SPDR Fund (152,900 shares)	9/27/2023	(11,589,331)	1,330,475	—
Gross unrealized gain (loss) on open total return swap agreements					$1,330,475	$(1,114,617)
Net unrealized gain on open total return swap agreements (f)					$215,858

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
Counterparty for all open total return swap agreements is Morgan Stanley. At September 30, 2022, $240,000 in cash collateral was held by the Fund.

(g)
During the nine months ended September 30, 2022, investments in affiliates were as follows:

Affiliate	Shares held	Net realized gain (loss) and long-term capital gain distributions	Dividend income and short-term capital gain distributions	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Funds, Inc. (non-controlled)	2,186,774	21,868	634,164	6,429,116	42,554,622
Total		$21,868	$634,164	$6,429,116	$43,020,622
Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Diversified Equity Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (5)	Lauriann C. Kloppenburg(1)(3) (4)	Mark E. Stoeckle (1)
Frederic A. Escherich (1) (3) (4)	Kathleen T. McGahran (1) (2) (3)
Mary Chris Jammet (2) (4)	Jane Musser Nelson (2) (3)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer and President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	Vice President, General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(877) 260-8188
Website: www.astfinancial.com
Email: info@astfinancial.com